Exhibit 10.66


                          SUBSIDIARY SECURITY AGREEMENT

                                                     NOVEMBER 20, 2003


To:      Laurus Master Fund, Ltd.
         c/o Onshore Corporate Services, Ltd.
         P.O. Box 1234 G.T
         Queensgate House
         South Church Street
         Grand Cayman, Cayman Islands


Gentlemen:

         1. To secure the payment of all Obligations (as hereafter defined), each of the undersigned hereby grants to Laurus Master Fund, Ltd. ("Laurus") a continuing security interest in all of the following property now owned or at any time hereafter acquired, or in which each of the undersigned now has or at any time in the future may acquire any right, title or interest (the "Collateral"): all accounts, inventory, equipment, goods, documents, instruments (including, without limitation, promissory notes), contract rights, general intangibles (including, without limitation, payment intangibles and an absolute right to license on terms no less favorable than those current in effect among our affiliates, but not own intellectual property), chattel paper, supporting obligations, investment property, letter-of-credit rights, trademarks and tradestyles] in which we now have or hereafter may acquire any right, title or interest, all proceeds and products thereof (including, without limitation, proceeds of insurance with respect thereto) and all additions, accessions and substitutions thereto or therefor.

         2. The term "Obligations" as used herein shall mean and include all debts, liabilities and obligations owing by (a) each of the undersigned to Laurus hereunder and under the Subsidiary Guaranty (as amended, modified and supplemented from time to time, the "Guaranty") dated as of the date hereof made by each of the undersigned in favor of Laurus pursuant to which each of the undersigned guarantied to Laurus all of Ventures-National Incorporated d/b/a Titan General Holdings, Inc. ("TTGH") obligations to Laurus whether arising under, out of, or in connection with that certain Securities Purchase Agreement dated as of the date hereof by and between TTGH and Laurus (the "Securities Purchase Agreement"), that certain Secured Convertible Note dated as of the date hereof made by Debtor in favor of Laurus (the "Term Note"), the Warrant dated as of the date hereof made by TTGH in favor of Laurus in connection with the Term Note (the "Term Note Warrant"), that certain Registration Rights Agreement dated as of the date hereof by and between TTGH and Laurus in connection with the Term Note (the "Term Note Registration Rights Agreement"), that certain Security Agreement dated as of the date hereof by and between TTGH and Laurus (the "Security Agreement"), that certain Secured Revolving Note dated as of the date hereof made by TTGH in favor of Laurus (the "Revolving Note"), that certain Secured Convertible Minimum Borrowing Note dated as of the date hereof made by TTGH in favor of Laurus (the "MB Note"), the Warrant dated as of the date hereof made by TTGH in favor of Laurus in connection with the MB Note (the "MB Warrant"), or that certain Registration Rights Agreement dated as of the date hereof by and between TTGH and Laurus in connection with the MB Note (the "MB Registration Rights Agreement") (the Securities Purchase Agreement, the Term Note, the Term Note Warrant, the Term Note Registration Rights

Agreement, the Security Agreement, the Revolving Note, the MB Note, the MB Warrant and the MB Registration Rights Agreement as each may be amended, modified, restated or supplemented from time to time, are collectively referred to herein as the "Documents") .

         3. Each of the undersigned hereby jointly and severally represents, warrants and covenants to Laurus that each of the undersigned: (a) is company validly existing, in good standing under the law of the jurisdiction of its incorporation and will provide Laurus thirty days prior written notice of any change in our jurisdiction of formation; (b) legal name is "Titan PCB East, Inc." and "Titan PCB West, Inc.", respectively, each as set forth in its respective certificate of incorporation as amended through the date hereof; (c) is the lawful owner of the Collateral and have the sole right to grant a security interest therein and will defend the Collateral against all claims and demands of all persons and entities; (d) each of the undersigned will keep the Collateral free and clear of all attachments, levies, taxes, liens, security interests and encumbrances of every kind and nature ("Encumbrances") except to the extent said Encumbrance does not secure indebtedness in excess of $50,000 and such Encumbrance is removed or otherwise released within fifteen (15) days of the creation thereof; (e) each of the undersigned will at its own respective cost and expense keep the Collateral in good state of repair (ordinary wear and tear excepted) and will not waste or destroy (obsolete, worn out, or equipment no longer necessary to our respective needs excepted) the same or any part thereof; (f) each of the undersigned will not without Laurus' prior written consent, sell, exchange, lease or otherwise dispose of any part of the Collateral (except for sales in the ordinary course of business) or any of our rights therein; (g) each of the undersigned will insure the Collateral in Laurus' name against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards as Laurus shall specify in amounts and under policies by insurers acceptable to Laurus and all premiums thereon shall be paid by each of the undersigned and the policies delivered to Laurus. If any of the undersigned fails to do so, Laurus may procure such insurance and the cost thereof shall constitute Obligations; (h) each of the undersigned will at all reasonable times allow Laurus or its representatives free access to and the right of inspection of the Collateral; (i) each of the undersigned hereby indemnifies and saves Laurus harmless from all loss, costs, damage, liability and/or expense, including reasonable attorneys' fees, that Laurus may sustain or incur to enforce payment, performance or fulfillment of any of the Obligations and/or in the enforcement of this Agreement or the Guaranty or in the prosecution or defense of any action or proceeding either against Laurus or each of the undersigned concerning any matter growing out of or in connection with this Agreement, the Guaranty and/or any of the Obligations and/or any of the Collateral.

         4. Following the occurrence and during the continuance of an Event of Default, Laurus shall have the right to instruct all of our account debtors to remit payments on all accounts in accordance with Laurus' express written instructions. If, despite such instructions, any of the undersigned shall receive any payments with respect to accounts, such undersigned shall receive such payments in trust for Laurus' benefit, shall segregate such payments from its other funds and shall deliver or cause to be delivered to Laurus, in the same form as so received with all necessary endorsements, all such payments as soon as practicable, but in no event later than two (2) business days after its receipt thereof. Laurus shall have full power and authority to collect each account, through legal action or otherwise, and may settle, compromise, or assign (in whole or in part) the claim for any account, or otherwise exercise any other right now existing or hereafter arising with respect to any account if such action will facilitate collection.

         5. Each of the undersigned shall be in default under this Agreement upon the happening of any of the following events or conditions, each such event or condition an "Event of Default" (a) any of the undersigned shall fail to pay when due or punctually perform any of the Obligations; (b) any covenant, warranty, representation or statement made or furnished to Laurus by any of the undersigned or on our behalf was false in any material respect when made or furnished; (c) the loss, theft, substantial damage or, destruction, or a sale or encumbrance not permitted hereunder to or of any of the Collateral or the making of any levy, seizure or attachment thereof or thereon except to the extent said levy, seizure or attachment does not secure indebtedness in excess of $50,000 and such loss, theft, substantial damage or destruction is covered by insurance proceeds which are used to replace the item ( but only if no Event of Default has occurred or is continuing hereunder) or repay us or such levy, seizure or attachment has not been removed or otherwise released within fifteen (15) days after the undersigned receive notice of the creation or the assertion thereof;
(d) any of the undersigned shall become insolvent, cease operations, dissolve, terminate our business existence, make an assignment for the benefit of creditors, suffer the appointment of a receiver, trustee, liquidator or custodian of all or any part of our property; (e) any proceedings under any bankruptcy or insolvency law shall be commenced by or against any of the undersigned and if commenced against any of the undersigned shall not be dismissed within 30 days after the commencement thereof; (f) any of the undersigned shall repudiate, purport to revoke or fail to perform any of its obligations under the Guaranty or hereunder; or (g) an Event of Default shall have occurred under and as defined in the TTGH Security Agreement, the Note or the Related Agreements.

         6. Upon the occurrence of any Event of Default and at any time thereafter, Laurus may declare all Obligations immediately due and payable and Laurus shall have the remedies of a secured party provided in the Uniform Commercial Code as in effect in the State of New York, this Agreement and other applicable law. Upon the occurrence of any Event of Default and at any time thereafter, Laurus will have the right to take possession of the Collateral and to maintain such possession on our premises or to remove the Collateral or any part thereof to such other premises as Laurus may desire. Upon Laurus' request, each of the undersigned shall assemble the Collateral and make it available to Laurus at a place designated by Laurus. If any notification of intended disposition of any Collateral is required by law, such notification, if mailed, shall be deemed properly and reasonably given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to each of the undersigned either at our address shown herein or at any address appearing on Laurus' records for each of the undersigned. Any proceeds of any disposition of any of the Collateral shall be applied by Laurus to the payment of all expenses in connection with the sale of the Collateral, including reasonable attorneys' fees and other legal expenses and disbursements and the reasonable expense of retaking, holding, preparing for sale, selling, and the like, and any balance of such proceeds may be applied by Laurus toward the payment of the Obligations in such order of application as Laurus may elect, and each of the undersigned shall be liable for any deficiency.

         7. If any of the undersigned default in any material respect in the performance or fulfillment of any of the terms, conditions, promises, covenants, provisions or warranties on our part to be performed or fulfilled under or pursuant to this Agreement, Laurus may, at Laurus' option without waiving Laurus' right to enforce this Agreement according to its terms, immediately or at any time thereafter and without notice to any of the undersigned, perform or fulfill the same or cause the performance or fulfillment of the same for our account and at our sole cost and expense, and the cost and expense thereof (including reasonable attorneys' fees) shall be added to the Obligations and shall be payable on demand with interest thereon at the highest rate permitted by law .

         8. Each of the undersigned appoints Laurus, any of its officers, employees or any other person or entity whom Laurus may designate as our attorney-in-fact, with power to execute such documents in our behalf and to supply any omitted information and correct patent errors in any documents executed by us or on our behalf; to file financing statements against us covering the Collateral; to sign our name on public records; and to do all other things Laurus deem necessary to carry out this Agreement. Each of the undersigned hereby ratifies and approves all acts of the attorney-in-fact and neither Laurus nor the attorney-in-fact will be liable for any acts of commission or omission, nor for any error of judgment or mistake of fact or law. This power being coupled with an interest, is irrevocable so long as any Obligations remain unpaid.

         9. No delay or failure on Laurus' part in exercising any right, privilege or option hereunder shall operate as a waiver of such or of any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by Laurus and then only to the extent therein set forth, and no waiver by Laurus of any default shall operate as a waiver of any other default or of the same default on a future occasion. Laurus' books and records containing entries with respect to the Obligations shall be admissible in evidence in any action or proceeding, shall be binding upon us for the purpose of establishing the items therein set forth and shall constitute prima facie proof thereof. Laurus shall have the right to enforce any one or more of the remedies available to Laurus, successively, alternately or concurrently. Each of the undersigned agree to join with Laurus in executing financing statements or other instruments to the extent required by the Uniform Commercial Code in form satisfactory to Laurus and in executing such other documents or instruments as may be required or deemed necessary by Laurus for purposes of affecting or continuing Laurus' security interest in the Collateral.

         10. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflict of laws provisions and cannot be terminated orally. All of the rights, remedies, options, privileges and elections given to Laurus hereunder shall enure to the benefit of Laurus' successors and assigns. The term "Laurus" as herein used shall include Laurus, any subsidiaries and any co-subsidiaries of Laurus, whether now existing or hereafter created or acquired, and all of the terms, conditions, promises, covenants, provisions and warranties of this Agreement shall enure to the benefit of and shall bind the representatives, successors and assigns of each of each of the undersigned and them. You and each of the undersigned hereby (a) waive any and all right to trial by jury in litigation relating to this Agreement and the transactions contemplated hereby and each of the undersigned agree not to assert any counterclaim in such litigation, (b) submit to the nonexclusive jurisdiction of any New York State court sitting in the borough of Manhattan, the city of New York and (c) waive any objection you or each of the undersigned may have as to the bringing or maintaining of such action with any such court.

         11. All notices from you to each of the undersigned shall be sufficiently given if mailed or delivered to us at our address set forth below.


                                           TITAN PCB EAST, INC.

                                           By: /s/ Robert Ciri
                                               ------------------------------
                                               Name:  Robert Ciri
                                                      -----------------------
                                               Title: President
                                                      -----------------------

                                           Address: 1&2 Industrial Way
                                                    Amesbury, MA 01913

                                           Telephone No.: 978-388-5740
                                                          ------------------
                                           Facsimile No.: 978-388-3940
                                                          ------------------


                                           TITAN PCB WEST, INC.

                                           By: /s/ Robert Ciri
                                               ------------------------------
                                               Name:  Robert Ciri
                                                      -----------------------
                                               Title: President
                                                      -----------------------

                                           Address: 44358 Old Warm Springs Blvd.
                                                    Fremont, CA 94538

                                           Telephone No.: 510-824-1200
                                                          ------------------
                                           Facsimile No.: 978-388-3940
                                                          ------------------


ACKNOWLEDGED:

LAURUS MASTER FUND, LTD.


By: /s/ David Grin
    ----------------------------
    Name: David Grin
    Title: